Impairment	6 Months Ended
Jun. 30, 2024
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment
5. Impairment

Six months ended 30 June	Pre-tax amount 2024 US$m	Taxation 2024 US$m	Non-controlling interest 2024 US$m	Net Amount 2024 US$m	Pre-tax amount 2023 US$m
Aluminium – Tiwai Point	41	37	—	78	—
Aluminium – Porto Trombetas (MRN)	(23)	—	—	(23)	—
Aluminium – Alumina refineries	—	—	—	—	(1,175)
Net impairment reversals/(charges)	18	37	—	55	(1,175)

Allocated as:
Property, plant and equipment	41				(1,175)
Share of profit after tax of equity accounted units	(23)
Net impairment reversals/(charges)	18				(1,175)

Comprising:
Impairment reversals/(charges) of consolidated balances				41	(1,175)
Impairment charges related to EAUs (pre-tax)				(35)	—
Net impairment reversals/(charges) in the financial information by business unit (page 51)				6	(1,175)
Taxation				49	347
Non-controlling interests				—	—
Net impairment reversals/(charges) in the income statement				55	(828)
30 June 2024
Aluminium - Tiwai Point, New Zealand
On 30 May 2024, we signed 20-year power arrangements with electricity generators Meridian Energy, Contact Energy and Mercury NZ to set pricing for an aggregate of 572 megawatts of electricity to meet the smelter's electricity needs. These new arrangements have been identified as an impairment reversal trigger as they give us confidence that the smelter can continue operations competitively beyond the existing supply arrangement which ran to December 2024.

An impairment reversal is limited by the amount of depreciation that would have been charged had the previous impairments not occurred. In this case, as the previous depreciation period was until December 2024, the impairment reversal is limited to US$41 million. The recoverable amount for the cash-generating unit, based on value-in-use assumptions aligned with the near-term business plan, comfortably exceeds the carrying value incorporating an impairment reversal amount and, therefore, the previous impairments have been reversed to the maximum extent possible. This impairment reversal also resulted in the recognition of deferred tax assets of US$37 million due to the improved forecast for taxable profits.

Aluminium - Porto Trombetas (MRN), Brazil
In preparing the local accounts for the year to 31 December 2023, after the publication of the 2023 Form 20-F, the directors of Mineração Rio do Norte S.A. (MRN) recorded a local impairment charge triggered by cost increases, unfavourable exchange rates and declining sales prices. The Rio Tinto share of that impairment is US$35 million pre-tax and US$23 million post-tax, and is included within the current period share of profit after tax of equity accounted units.
Rio Tinto's share of bauxite produced by MRN is vertically integrated into our Quebec Smelter cash-generating unit included in North America Aluminium operations. We reviewed the carrying value of the investment in equity accounted unit as part of this cash-generating unit and did not identify indicators of impairment.
30 June 2023
Aluminium - Alumina refineries, Australia
The Gladstone alumina refineries are responsible for more than half of our scope 1 carbon dioxide emissions in Australia and therefore have been a key focus as we evaluate options to decarbonise our assets. In March 2023, the Australian Parliament legislated to introduce a requirement for large heavy industrial carbon emitters to purchase carbon credits based on their scope 1 emissions with a reducing baseline for these emissions. The challenging market conditions facing these assets, together with our improved understanding of the capital requirements for decarbonisation and the legislated cost escalation for carbon emissions, were identified as impairment triggers during the six months ended 30 June 2023.

Using a fair value less cost of disposal methodology and discounting real-terms post-tax cash flows at 6.6%, we recognised a pre-tax impairment charge of US$1,175 million (post-tax US$828 million). This represented a full impairment of the property, plant and equipment at the Yarwun alumina refinery (US$948 million) and an impairment of US$227 million for the property, plant and equipment of Queensland Alumina Limited ('QAL'). These impairments reflect market participant assumptions and the difficult trading conditions for these assets which have operated below our planned output during the first half of 2023.

For QAL, the recoverable amount (net present value of US$325 million) was represented by future cash flows attributable to the double digestion project. This major capital project improves the energy efficiency of the alumina production process and significantly reduces carbon emissions. These cash flows were risk adjusted to reflect the pre-feasibility study stage of project evaluation. If investment in the double digestion project was not approved, the post-tax impairment charge would have been US$325 million greater and result in a full impairment of QAL.

Impact of climate change on our business - Gladstone alumina refineries
We are committed to the decarbonisation of our assets to reduce Scope 1 and 2 emissions by 50% by 2030 and to net zero emissions by 2050 relative to our 2018 equity baseline. We anticipate that further carbon action may be necessary to align with the goals of the Paris agreement to limit temperature increases to 1.5[o]C. To illustrate the sensitivity of the refinery valuations to the cost of carbon credits, we modelled a 10% increase in those unit costs across all years, before the impact of decarbonisation projects with all other inputs to the 30 June 2023 impairment valuation remaining constant. For QAL, this sensitivity indicated a reduction in the pre-tax value by US$99 million; however, this was expected to be largely mitigated by decarbonisation projects, including double digestion. There was no impact at Yarwun as all property, plant and equipment was already fully impaired.